Exhibit 10.1

               MEMBER INTEREST PURCHASE AND ACQUISITION AGREEMENT


THIS AGREEMENT ("AGREEMENT") is dated as of August 29, 2005, among FRANCHISE CAPITAL CORPORATION, a Nevada Corporation ("BUYER"), AZTECA WRAP FOODS, L.L.C., an Arizona limited liability company ("SELLER").

                                    RECITALS

     A. Each of Buyer and Seller owns a 50% membership interest in Kokopelli Franchise Company, an Arizona limited liability company ("KOKOPELLI"), pursuant to that certain Operating Agreement of Kokopelli Mexican Grill Franchise Company LLC dated May 1, 2004, between Seller and Buyer (the "OPERATING AGREEMENT").

     B. Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, Seller's 50% membership interest (the "MEMBERSHIP INTEREST") in Kokopelli, and the parties desire to enter into other agreements with respect to Kokopelli, all on the terms and conditions set forth in this Agreement. The term "Membership Interest" shall not include Seller's rights under Section 7.12 of the Operating Agreement to operate its existing restaurant.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing recitals and of the mutual covenants set forth herein, the parties agree as follows:

                                    SECTION 1
                                PURCHASE AND SALE

     1.1 PURCHASE AND SALE. Seller hereby sells, conveys, transfers, and assigns to Buyer, free and clear of all liens, pledges, claims, and encumbrances of every kind, nature, and description, the Membership Interest and the Assets, as defined below, and Buyer hereby purchases and accepts from Seller the Membership Interest and the Assets, subject to the terms and conditions set forth herein.

     1.2 ASSET TRANSFER. In addition to the transfer of the Membership Interest pursuant the terms of this Agreement, subject to the following sentence, Seller hereby sells, assigns and transfers to Buyer all of Seller's right, title and interest, including all copyrights associated therewith, in and to the Kokopelli franchise manual, any training manuals used by Kokopelli, the Kokopellimexicangrill.com and Kokopellisonorangrill.com URL, and any employee or management manuals used by Kokopelli (the "ASSETS"). Notwithstanding the foregoing; Seller retains the right to continue to use or have its affiliates use the Assets (other than the URL) with respect to the operation of the one restaurant currently operated by Seller or its affiliates under the name "Kokopelli." These reserved rights include the right to assign or sell its existing restaurant consistent with the terms of Section 7.12 of the Operating Agreement, without the purchaser being required to pay any transfer fee or any initial or periodic franchise fees or other charges with respect to such existing restaurant.

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                                    SECTION 2
                                 PURCHASE PRICE

     2.1 PURCHASE PRICE. The purchase price for the Membership Interest and the Assets purchased and sold pursuant to Section 1.1, is $250,000.00 (the "PURCHASE PRICE").

     2.2 PAYMENT. The Purchase Price shall be payable as follows: $50,000.00 shall have been delivered to the Seller, by wire transfer, bank check, or as the parties may otherwise agree, contemporaneously with the execution and delivery of this Agreement. The remainder of the Purchase Price shall be payable in 12 equal quarterly installments of principal, plus interest, accrued at the prime rate, as designated on the first business day of each month in the WALL STREET JOURNAL, as the rate of interest charged by banks in the United States to their largest and most credit-worthy commercial borrowers for unsecured loans maturing in 90 days, but in no event in excess of the highest legal rate in Arizona. The payments will commence on the first day of the third month after the date hereof. The outstanding balance of the Purchase Price shall be evidenced by a Promissory Note (the "PROMISSORY NOTE"), substantially in the form set forth as Exhibit A.

     2.3 SECURITY. Buyer's obligations under the Promissory Note shall be secured by a security interest in the Membership Interest, pursuant to the terms of the Membership Interest Pledge and Security Agreement attached as Exhibit B (the "PLEDGE AGREEMENT").

                                    SECTION 3
                         REPRESENTATIONS AND WARRANTIES

     3.1 GENERAL STATEMENT. The parties make the representations and warranties to each other as set forth in this Section 3. All representations and warranties in this Agreement and in any financial statement, exhibit, schedule or document delivered by or on behalf of a party hereto or their representative to the other party pursuant to this Agreement shall survive the consummation of the transactions contemplated by this Agreement (and none shall merge into any instrument or conveyance), regardless of any knowledge or belief, investigation or lack of investigation by the parties to this Agreement.

     3.2 REPRESENTATIONS AND WARRANTIES OF SELLER. Seller represents and warrants to Buyer the truth, accuracy and completeness of the following:

         (a) DUE INCORPORATION, GOOD STANDING, INTERESTS, OWNERSHIP AND QUALIFICATION. Seller is a limited liability company duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation with all requisite power and authority to do business and enter into this Agreement.

         (b) MEMBERSHIP INTERESTS. As of the date hereof, Seller owns 50% of the membership interests in Kokopelli.

         (c) OWNERSHIP. Seller has good and marketable title to, and rightful possession of, the Membership Interest. No other entities have any right, title or interest in or to the Membership Interest or the Assets, or any right to obtain any such interest. Seller has no other right, title or interest in Kokopelli or its assets, or any right to obtain any such interest, other than as set forth in Section 7.12 of the Operating Agreement.

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     3.3  REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer represents and warrants to the Seller as follows:

         (a) DUE INCORPORATION, GOOD STANDING, AND QUALIFICATION. Buyer is a limited liability company duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation with all requisite power and authority to own, operate, and lease its assets and properties and to carry on its business as now being conducted. Buyer is not subject to any material disability by reason of the failure to be duly qualified as a foreign corporation for the transaction of business or to be in good standing under the laws of any jurisdiction

         (b) AGREEMENT NOT IN BREACH OF OTHER INSTRUMENTS. The execution and delivery of this Agreement, the Promissory Note and the Pledge and Security Agreement, the consummation of the transactions contemplated hereby and thereby, and the fulfillment of the terms hereof and thereof by Buyer, will not violate any provision of the articles of organization or operating agreement of Buyer, nor will they result in the breach of any term or provision of, or result in the termination or modification of, or constitute a default under, or permit any party to modify or terminate, any loan agreement, note, debenture, indenture, mortgage, deed of trust, lease, contract, agreement, or other material obligation of any description to which Buyer is a party or by which Buyer is bound, or any judgment, decree, order, or award of any court, government body, or arbitration, or any applicable law, rule, or regulation.

         (c) ABILITY TO BEAR RISK. Buyer has the ability to bear the economic risk of the purchase of the Membership Interest, including the complete loss of its investment.

         (d) KNOWLEDGE AND EXPERIENCE. Buyer has sufficient knowledge and experience in business and financial matters (or has received from a person of its selection sufficient advice with respect to such matters) to be capable of evaluating the merits and risks of an investment in the Membership Interest.

         (e) POWER TO EXECUTE AGREEMENT. Buyer has the full power and authority to execute, deliver, and perform its obligations under this Agreement, and this Agreement is the legal and binding obligation of Buyer, and is enforceable against Buyer in accordance with its terms.

         (f) LITIGATION. To its knowledge, there are no actions, suits, proceedings, pending or threatened against Kokopelli or against Buyer with respect to Kokopelli at law or in equity, or before or by any federal, state, municipal, or other governmental department, commission, board, bureau, agency, or instrumentality.

         (g) FULLY INFORMED DECISION. As the Managing member of Kokopelli, it has knowledge of the existing and proposed business affairs, financial condition, plans and prospects of Kokopelli that it deems relevant in making a fully informed decision with respect to the purchase of the Membership interest.

         (h) OPPORTUNITY TO OBTAIN INFORMATION. It has had the opportunity to ask questions and receive information with respect to, among other things, the proposed business affairs, financial condition, plans and prospects of Kokopelli and the terms and conditions of the purchase of the Membership Interest, as it has requested so as to more fully understand its investment.

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
         (i) NO REPRESENTATIONS. Neither Seller nor any person representing or acting on behalf of Seller, or purportedly representing or acting on behalf of Seller, has made any representations, warranties, agreements or statements other than those contained herein which influenced or affected its decision to purchase the Membership Interest.

         (j) ACQUISITION FOR OWN ACCOUNT. It is acquiring the Membership Interest for its own account, without any view to the transfer, sale, assignment or other distribution thereof.

         (k) NO LIEN. The execution and delivery of this Agreement and the Pledge Agreement by Buyer and the consummation of the transactions contemplated hereby and thereby by Buyer will not result in the imposition of a lien upon the Collateral, as defined in the Pledge Agreement.

         (l) SECURITIES. Buyer acknowledges, understands and agrees that the Membership Interest has not been, and will not be, registered under any federal or state securities laws, including, but not limited to the Securities Act of 1933, as amended, and the Arizona Securities Act, as amended, and that no federal or state governmental agency or authority has approved or passed upon the issuance of the Membership Interest. It understands that there is not now, and that there is not likely to be in the future, any market for the Membership Interest and that the Membership Interest must be held by it for an indefinite period of time, absent registration or qualification of the Membership Interest under applicable laws or the receipt of an option of counsel satisfactory to the Corporation that registration or qualification is not required. It acknowledges that the certificate, if any, representing the Membership Interest to be issued to it will bear a legend restricting the transferability thereof to the foregoing effect.

                                    SECTION 4
                                 INDEMNIFICATION

     4.1 INDEMNIFICATION OF BUYER.

     (a) Seller covenants and agrees to defend, indemnify and hold Buyer and its officers, directors, members, employees, attorneys, agents and representatives (collectively, the "BUYER PARTIES") harmless for, from and against any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs and expenses (including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense or settlement of any claim covered by this indemnity) with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action or cause of action that any of the Buyer Parties may suffer or incur by reason of:

         (i) the inaccuracy or breach of any of the representations or warranties of Seller or any of Seller's members contained in this Agreement, or any of the agreements, certificates, documents or exhibits delivered in connection with this Agreement;

         (ii) the failure to comply with, or the breach or default by Seller or any of Seller's members of any of the covenants, warranties, or agreements made by Seller or any of Seller's members contained in this Agreement, or any of the agreements, certificates, documents or exhibits delivered in connection with this Agreement; or

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
         (iii)  any  misrepresentation   contained  herein  or  in  any  written
statement or certificate furnished by Seller pursuant to this Agreement or in connection with the transactions contemplated hereby.

     4.2 INDEMNIFICATION OF SELLER. Buyer covenants and agrees to defend, indemnify and hold Seller and its officers, directors, members, attorneys, agents and representatives (the "SELLER PARTIES") harmless for, from and against any and all damages, losses, liabilities (absolute and contingent), fines, penalties, costs and expenses (including, without limitation, reasonable counsel fees and costs and expenses incurred in the investigation, defense or settlement of any claim covered by this indemnify) with respect to or arising out of any demand, claim, inquiry, investigation, proceeding, action or cause of action that Seller Parties may suffer or incur by reason of:

         (i) any of the activities of the Company, whether before or after the date of this Agreement, other than liabilities arising out of any act or omission of Seller that was fraudulent, grossly negligent, in bad faith, or contrary to Seller's fiduciary duties to the Company and its members;

         (ii) the inaccuracy or breach of any of the representations or warranties of Buyer or any of Buyer's members contained in this Agreement, or any of the agreements, certificates, documents or exhibits delivered in connection with this Agreement;

         (iii) the failure to comply with, or the breach or default by Buyer or any of Buyer's members of any of the covenants, warranties or agreements made by Buyer or any of Buyer's members contained in this Agreement, or any of the agreements, certificates, documents or exhibits delivered in connection with this Agreement; or

         (iv) any misrepresentation contained herein or in any written statement or certificate furnished by Buyer pursuant to this Agreement or in connection with the transactions contemplated hereby.

     4.3 NOTICE AND RIGHT TO DEFEND THIRD-PARTY CLAIMS. Promptly upon receipt of notice of any claim, demand or assessment or the commencement of any suit, action or proceeding with respect to which indemnity may be sought pursuant to this Agreement, the party seeking to be indemnified or held harmless (the "INDEMNITEE") shall notify in writing, if possible, within sufficient time to respond to such claim or answer or otherwise plead in such action (but in any event within 30 days), the party from whom indemnification is sought (the "INDEMNITOR"). In case any claim, demand or assessment shall be asserted, or suit, action or proceeding commenced against the Indemnitee, the Indemnitor shall be entitled, at the Indemnitor's expense, to participate therein, and, to the extent that it may wish, to assume the defense, conduct or settlement thereof, at its own expense, with counsel satisfactory to the Indemnitee, whose consent to the selection of counsel shall not be unreasonably withheld or delayed, provided that the Indemnitor confirms to the Indemnitee that it is a claim to which its rights of indemnification apply. The Indemnitor shall have the right to settle or compromise monetary claims; however, as to any other claim, the Indemnitor shall first obtain the prior written consent from the Indemnitee, which consent shall be exercised in the sole discretion of the Indemnitee. After notice from the Indemnitor to the Indemnitee of Indemnitor's intent so to assume the defense, conduct, settlement or compromise of such action, the Indemnitor shall not be liable to the Indemnitee for any legal or other expenses (including, without limitation, settlement costs) subsequently incurred by the Indemnitee in connection with the defense, conduct or settlement of such action while the Indemnitor is diligently defending, conducting, settling or compromising such action. The Indemnitor shall keep the Indemnitee apprised of the status of the suit, action or proceeding and shall make Indemnitor's counsel available to the Indemnitee, at the Indemnitor's expense, upon the request of the Indemnitee. The Indemnitee shall cooperate with the Indemnitor in connection with any such claim and shall make personnel, books and records and other information relevant to the claim available to the Indemnitor to the extent that such personnel, books and records and other information are in the possession and/or control of the Indemnitee. If the Indemnitor decides not to participate, the Indemnitee shall be entitled, at the Indemnitor's expense, to defend, conduct, settle or compromise such matter with counsel satisfactory to the Indemnitor, whose consent to the selection of counsel shall not be unreasonably withheld or delayed.

                                    SECTION 5
                            POST-CLOSING OBLIGATIONS

     5.1 COVENANTS.

         (a) TRADE SECRETS AND OTHER INFORMATION. In consideration of the execution and delivery of this Agreement by Buyer, and in consideration of the payments by Buyer of the Purchase Price, Seller agrees that, except as necessary or appropriate in connection with the operation of Seller's (or its affiliates') one Kokopelli restaurant, after the date hereof Seller will not directly or indirectly communicate or divulge to, or use for the benefit of, and person, firm of corporation other than Buyer, or its agents or representatives, any of the trade secrets, methods, formulas, business and/or marketing plans, processes or any other proprietary or confidential information with respect to Buyer or Kokopelli and their business, financial condition, business operations or methods, or business prospects. The preceding sentence shall not apply to information that (i) is, was, or becomes, generally known or available to the public or the industry other than as a result of a disclosure by a party in violation of this Agreement, or (ii) is required to be disclosed by law.

         (b) OBLIGATIONS OF ALL PARTIES; FURTHER ASSURANCES. Each of the parties shall execute such further documents, and perform such further acts, as may be reasonably requested by the other party from time to time to transfer and convey the Membership Interest and Assets to Buyer, on the terms herein contained, and to otherwise comply with, implement, or evidence the terms of this Agreement and consummate the transactions herein provided, including (without limitation) the rights of Seller under Section 7.12 of the Operating Agreement and Section 1.2 of this Agreement.

                                    SECTION 6
                                     GENERAL

     6.1 CONTROLLING LAW. This Agreement, and all questions relating to its validity, interpretation, performance, and enforcement, shall be governed by and construed in accordance with the laws of Arizona, notwithstanding any Arizona or other conflict-of-law provisions to the contrary. In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and attorneys' fees.

     6.2 NOTICES. Except to the extent otherwise set forth herein, all notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when personally delivered, or 3 days after deposit in the United States mails, first class postage prepaid, return receipt requested, or when sent by overnight express delivery with a signature required upon receipt, or 24 hours after being sent by facsimile with a confirmed copy, addressed as set forth below:

  If to Buyer:                              If to Seller:

  7400 McDonald Suite 121                   1949 E. Camelback Suite 140
  Scottsdale, AZ 85250                      Phoenix, AZ 85061
  Attention: President                      Attention: Beverly Goodman
  Fax: (480) 355-8149                       Fax:

  With a copy to:                           With a copy to:

  Blume Law Firm, P.C.                      Dillingham & Reynolds L.L.P.
  Attn: Gary R. Blume                       Attn: James W. Reynolds
  11801 N. Tatum Blvd., Ste. 124            5080 North 40th St., Ste. 335
  Phoenix, Arizona 85028                    Phoenix, AZ 85018
  Fax: (602) 494-7313                       Fax: (602) 468-0442

     Any party may alter the address to which communications or copies are to be sent by giving notice to such other parties of change of address in conformity with the provisions of this paragraph for the giving of notice.

     6.3 BINDING NATURE OF AGREEMENT; NO ASSIGNMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign, delegate, or transfer its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

     6.4 ENTIRE AGREEMENT. This Agreement, together with the Exhibits attached and the Operating Agreement, contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

     6.5   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                             FRANCHISE CAPITAL CORPORATION, a Nevada
                             Corporation


                             By:___________________________________
                             Name: ________________________________
                             Its:___________________________________

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
                             AZTECA WRAP FOODS, L.L.C., an Arizona limited liability company


                             By:___________________________________
                             Name: ________________________________
                             Its:___________________________________



STATE OF ARIZONA            )
                            ) ss.
County of Maricopa          )

     The foregoing instrument was acknowledged before me this ___ day of August, 2005, by __________________________ as _________________________ of Franchise
Capital Corporation, a Nevada corporation, on behalf of the corporation.


                                      ------------------------------------------
                                      Notary Public

My Commission Expires:

--------------------


STATE OF ARIZONA            )
                            ) ss.
County of Maricopa          )

     The foregoing instrument was acknowledged before me this ____ day of August, 2005, by _________________ as ______________________ of Azteca Wrap
Foods, L.L.C., an Arizona limited liability company, on behalf of the company.

                                       -----------------------------------------
                                       Notary Public

My Commission Expires:

--------------------

                                    EXHIBIT A
                                 PROMISSORY NOTE

                                 PROMISSORY NOTE

U.S. $200,000.00                                           As of August 29, 2005

     FOR VALUE RECEIVED, Franchise Capital Corporation, a Nevada Corporation ("MAKER"), hereby promises to pay to Azteca Wrap Foods, LLC ("HOLDER") at Holder's address as set forth on page 2 hereof, the principal amount of Two Hundred Thousand Dollars ($200,000.00), together with interest on the principal balance outstanding hereunder, from, and including, the date of this Promissory Note (this "NOTE") until, but not including, the date of full and final payment. The principal balance of this Note shall bear interest at the contracted rate per annum (calculated from the date of this Note on a 365 day basis), at the prime rate, as designated on the first business day of each month in the WALL STREET JOURNAL, as the rate of interest charged by banks in the United States to their largest and most credit-worthy commercial borrowers for unsecured loans maturing in 90 days, but in no event in excess of the highest legal rate in Arizona.

     1. Payments. The principal amount due under this Note shall be payable in twelve (12) equal quarterly installments of principal, each in the amount of Sixteen thousand six hundred sixty-seven dollars ($16,667.00), together with interest accrued thereon, commencing on November 1, 2005, with the final payment on August 1, 2008.

     2.  Acceleration  and Other Remedies.  Maker shall be in default under this
Note if Maker fails to timely make any of the payments due and payable hereunder or if Maker fails to perform or otherwise breaches any of its obligations, agreements, or warranties under the Purchase Agreement or the Pledge Agreement. Upon the occurrence of any such default, before Holder may exercise any of Holder's rights or remedies arising out of this Note, Holder shall give Maker written notice of such default and Maker shall have fifteen (15) days from the date Maker receives notice of the default from Holder to cure the default. If Maker fails to cure the default within this fifteen (15) day grace period, then, and only then, shall an "EVENT OF DEFAULT" have occurred under this Note. Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder, together with all accrued but unpaid interest thereon, shall, at the election of Holder, and without further notice to Maker, become immediately due and payable. Holder's failure to declare acceleration for any cause shall not prevent Holder from declaring acceleration at a later time for such, or any other, Event of Default.

     3. Prepayment. Maker may prepay all or any portion of the accrued interest and the unpaid principal balance of this Note at any time, or from time to time, without penalty or premium. Any prepayment shall first be credited to accrued interest, and then to principal, to the inverse order of maturity.

     4. Purchase Agreement. This Note is executed and delivered in connection with the Member Interest Purchase and Acquisition Agreement, by and among Franchise Capital Corporation and Azteca Wrap Foods, L.L.C., as of the date hereof the "PURCHASE AGREEMENT").

     5. Application of Payments. All payments shall first be applied to accrued interest and then to principal. Prepayment of any amounts owed under this Note may be made at anytime, or from time to time, in whole or in part, without penalty. All amounts payable under this Note are payable in lawful money of the United States.

     6. Waivers. Except to the extent expressly set forth herein, Maker hereby waives diligence, demand, grace, presentment for payment, notice of nonpayment, protest and notice of protest, notice of dishonor, notice of extension and notice of default.

     7. Costs and Expenses. In the event that Holder is required to take any legal action in order to enforce its rights hereunder, Holder shall be entitled to recover from Maker its reasonable out of pocket costs and expenses actually incurred in connection therewith, including, without limitation, reasonable attorneys' fees, whether or not suit is filed, and all costs of collection, suit and preparation for suit (whether at trial or appellate level).

     8. Security. Maker's obligations hereunder are secured by a pledge of a 50% membership interest in Kokopelli Franchise Company, L.L.C. pursuant to the terms of a Pledge and Security Agreement of even date herewith between Maker as Pledgor and Holder as Secured Party (the "PLEDGE AGREEMENT").

     9. Controlling Law. This Note and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed, interpreted and enforced in accordance with the laws of the State of Arizona without regard to conflicts of laws or provisions thereof to the contrary.

     10. Binding Nature. The provisions of this Note shall be binding upon Maker and the successors and assigns of Maker, and shall inure to the benefit of Holder and any subsequent holder of all or any portion of this Note, and their respective successors and assigns.

     11. Notices. Except to the extent otherwise set forth herein, all notices, requests, demands, and other communications required or permitted under this Note shall be in writing and shall be deemed to have been duly given, made and received when personally delivered, or 3 days after deposit in the United States mails, first class postage prepaid, return receipt requested, or when sent by overnight express delivery with a signature required upon receipt, or 24 hours after being sent by facsimile with a confirmed copy, addressed as set forth below:

  If to Maker:                              If to Holder:

  7400 McDonald Suite 121                   1949 E. Camelback Suite 140
  Scottsdale, AZ 85250                      Phoenix, AZ 85061
  Attention: President                      Attention: Beverly Goodman
  Fax: (480) 355-8149                       Fax:

  With a copy to:                           With a copy to:

  Blume Law Firm, P.C.                      Dillingham & Reynolds L.L.P.
  Attn: Gary R. Blume                       Attn: James W. Reynolds
  11801 North Tatum Blvd. Suite 124         5080 North 40th Street Suite 335
  Phoenix, Arizona 85028                    Phoenix, AZ 85018
  Fax: (602) 494-7313                       Fax: (602) 468-0442

     Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

     Maker hereby acknowledges receipt of a copy of this Promissory Note.

     IN WITNESS WHEREOF, Maker has executed this Note as of the date first set forth above.

                                         FRANCHISE CAPITAL CORPORATION, a Nevada
                                         Corporation


                                         By:___________________________________

                                         Name: ________________________________

                                         Its:__________________________________

STATE OF ARIZONA         )
                         ) ss.
County of Maricopa       )


     The foregoing instrument was acknowledged before me this ___ day of August, 2005, by __________________________ as _________________________ of Franchise
Capital Corporation, a Nevada corporation, on behalf of the corporation.


                                           -------------------------------------
                                           Notary Public

My Commission Expires:

---------------------

                                    EXHIBIT B
                MEMBERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT

                MEMBERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT

     THIS MEMBERSHIP INTEREST PLEDGE AND SECURITY AGREEMENT (this "AGREEMENT") is made as of the ____ day of August, 2005, by and between Franchise Capital Corporation, a Nevada Corporation ("PLEDGOR") and Azteca Wrap Foods, L.L.C., an Arizona limited liability company ("SECURED PARTY"); and is acknowledged and agreed to by Kokopelli Franchise Company, L.L.C., an Arizona limited liability company ("KOKOPELLI").

                                    RECITALS

     A. Pledgor and Secured Party have executed that certain Membership Interest Purchase and Acquisition Agreement, dated as of the date hereof (the "PURCHASE AGREEMENT"), pursuant to which Pledgor has purchased Secured Party's 50% membership interest in Kokopelli (the "MEMBERSHIP INTEREST") as described in that certain Operating Agreement of Kokopelli Mexican Grill Franchise Company, LLC dated May 1, 2004, between Pledgor and Secured Party (the "OPERATING AGREEMENT").

     B. To evidence Pledgor's obligations to Secured Party pursuant to the Purchase Agreement, Pledgor issued to Secured Party that certain Promissory Note, dated as of the date hereof, in the original principal amount of Two Hundred Thousand and 00/100ths dollars ($200,000.00) (the "PROMISSORY NOTE").

     C. As security for the repayment of Pledgor's payment obligations to Secured Party under the Promissory Note and the performance of Pledgor's other obligations under the Purchase Agreement (the "OBLIGATIONS"), Pledgor has agreed to grant Secured Party a security interest in the Membership Interest.

                                    AGREEMENT

     1. PLEDGE. FOR GOOD AND VALUABLE CONSIDERATION, Pledgor hereby grants to Secured Party a security interest in, and pledges to Secured Party, the 50% membership interest in Kokopelli that Pledgor purchased from Secured Party as of the date hereof (the "MEMBERSHIP INTEREST"), all rights under the Operating Agreement relating to the Membership Interest, and all proceeds of the Membership Interest (the "COLLATERAL") to secure the full and prompt payment of Pledgor's indebtedness under the Promissory Note and all of Pledgor's other agreements and obligations under the Purchase Agreement and this Agreement (the "OBLIGATIONS").

     2. EVENTS OF DEFAULT. Anyone or more of the following will constitute an event of default under this Agreement (each an "EVENT OF DEFAULT"):

         (a) Pledgor's Event of Default as defined under the Promissory Note;

         (b) Pledgor becomes insolvent or bankrupt, or admits in writing Pledgor's inability to pay Pledgor's debts as they mature, or makes an assignment for the benefit of creditors, or applies for or consents to the appointment of a trustee or receiver over Pledgor's property, or Pledgor commences any proceeding relating to any bankruptcy, reorganization, arrangement, insolvency, readjustment, dissolution, or insolvency or liquidation proceeding under the law of any jurisdiction;

         (c) Any proceeding described in Section 2(b) is commenced against Pledgor and such proceeding is not dismissed within 15 days;

         (d) Any order described in Section 2(b) is entered appointing a trustee or receiver over either Pledgor's property or Pledgor or adjudicating Pledgor bankrupt or insolvent, or approving the petition in any proceeding, and the order remains in effect for 60 days; or

         (e) Any transfer, assignment or other disposition of all or any part of the Collateral by Pledgor.

     3. REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default under this Agreement, Secured Party is authorized, upon notice to Pledgor and Kokopelli, to take any actions allowed by law, including, without limitation, all rights and remedies available under the Operating Agreement and the Uniform Commercial Code, including to retain possession, sell or otherwise dispose of all or any portion of the Membership Interest at public or private sale. The remedies of Secured Party hereunder are cumulative and the exercise of anyone or more of the remedies shall not be construed as a waiver of any of the other remedies of Secured Party so long as any part of the Obligations remains unsatisfied. Secured Party shall have no duty of any kind to any subordinated creditor of Pledgor. Pledgor agrees that written notice given at least twenty
(20) days prior to any public or private sale shall constitute commercially reasonable notice. Secured Party may deduct from the proceeds of sale all costs, expenses and charges incurred in connection therewith, including reasonable attorneys fees. The balance of the proceeds shall be applied to the Obligations and the remaining surplus (if any) shall be paid to the Pledgor. At any public or private sale, the Secured Party may bid for (including a credit bid of all or part of the unpaid balance under the Promissory Note) and purchase the Collateral being sold and, in the event of any such public or private sale, the purchaser shall hold the Collateral thereafter discharged of any right of redemption. Debtor and Kokopelli agree that the purchaser of the Collateral shall be admitted as a member of Kokopelli effective immediately upon written demand.

     4. TIME IS OF THE ESSENCE. Time is of the essence in the performance of each and every obligation under this Agreement.

     5. PLEDGOR'S REPRESENTATION. Pledgor represents that the execution and delivery of this Agreement by Pledgor and the consummation of the transactions contemplated hereby by Pledgor will not result in the imposition of a lien upon the Collateral.

     6. FURTHER ASSURANCES. Pledgor hereby agrees to execute and deliver to Secured Party all financing and continuation statements and other instructions as Secured Party may reasonably require in order to impose and continue the lien created pursuant to this Agreement upon the Collateral. Pledgor hereby authorizes Secured Party to execute and file all financing statements necessary to perfect its security interest in the Collateral.

     7. TERM. This Agreement and the pledge made under this Agreement will remain in effect for so long as Pledgor is indebted to Secured Party under the Promissory Note.

     8. MODIFICATION OR WAIVER. No modification of this Agreement will be deemed effective unless in writing and signed by the parties to this Agreement. Any waiver granted will not be deemed effective unless in writing, signed by the party against whom enforcement of the waiver is sought.

     9. PROTECTION OF COLLATERAL. Pledgor shall not encumber, transfer, sell, lend, secrete, or otherwise dispose of any of the Collateral or any portion thereof without Secured Party's prior written consent. Pledgor shall at all times keep the Collateral free from all liens, encumbrances, and other security interests whether superior or inferior to this Agreement, unless Secured Party consents in advance in writing to such encumbrance. Pledgor shall defend at its own cost any attack or claim on the Collateral and the interest of Secured Party therein against all claims, demands, and legal proceedings by all persons at any time claiming the same or any interest therein. Secured Party at its option may itself maintain such defense, but the cost, including reasonable attorneys' fees, shall become an obligation of Pledgor secured by this Agreement. Pledgor shall pay all expenses and, upon request by Secured Party, take any action reasonably deemed advisable by Secured Party to preserve and protect the Collateral or its security interest under this Agreement.

     10. VOTING RIGHTS AND PAYMENTS AFTER DEFAULT. After an Event of Default under this Agreement, Secured Party shall be entitled to direct Pledgor regarding the exercise of its voting power and management rights with respect to the Collateral, and to receive and retain, as additional Collateral hereunder, any and all distributions made by Kokopelli with respect to the Collateral. Any cash received and retained by Secured Party as additional Collateral hereunder pursuant to the foregoing provisions shall from time to time be applied by Secured Party to the payment of amounts owing pursuant to the terms of the Obligations.

     11. POWER OF ATTORNEY. Pledgor hereby appoints Secured Party as Pledgor's attorney-in-fact for the purpose of carrying out the provisions of this Agreement after an Event of Default and taking any action and executing any instrument that Secured Party may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, Secured Party shall have the right and power after an Event of Default to (a) receive, endorse and collect all checks and other orders for the payment of money made payable to Pledgor representing any distribution or other amount payable in respect of the Collateral or any part thereof and to give full discharge for the same, and (b) to execute bills of sale, endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Collateral.

     12. PLEDGOR'S WARRANTIES. Pledgor warrants to Secured Party that, as of the date hereof and so long as any part of the Obligations remains unpaid, Pledgor is and will remain the sole and exclusive owner of the Collateral, free and clear of any and all liens, security interests and encumbrances of every kind and description other than the security interest granted to Secured Party hereunder.

     13. PRESERVATION OF KOKOPELLI. So long as any part of Pledgor's indebtedness under the Promissory Note or any other of the Obligations remains unpaid, Pledgor shall not, without the prior written consent of Secured Party, agree to any amendment of the Operating Agreement or cause or permit Kokopelli to do any of the following:

         (a) merge or consolidate with any other legal entity;

         (b) dissolve or terminate its existence;

         (c) sell, transfer, grant an exclusive license of, or otherwise dispose of all or any part of Kokopelli's registered and unregistered trademarks, service marks, trade names, copyrights, recipes, designs, menus and franchise manuals, other than franchise licenses for restaurants and development areas in the usual course of business;

         (d) make any distributions or transfers of cash or property to Kokopelli's members or their affiliates, directly or indirectly, with respect to any outstanding membership interests in Kokopelli or any outstanding indebtedness owing by Kokopelli to its members or their affiliates;

         (e) issue any capital or profits interests in Kokopelli, or any similar right to share in Kokopelli's cash flow, in any manner that dilutes, subordinates, or diminishes the distribution rights or economic value of the Collateral; or

         (f) make any loans of Kokopelli's cash to any third party or permit any third party to use any of Kokopelli's assets, other than franchisees in the normal course of business pursuant to the terms of their franchise agreements.

     14. FINANCIAL STATEMENTS. Pledgor shall deliver to Secured Party unaudited quarterly balance sheets and income statements (for the quarter and year-to-date) for Pledgor and Kokopelli within fifteen (15) days after the end of each fiscal quarter, in the form such statements are prepared in the ordinary course of business. In addition, within sixty (60) days after the end of each fiscal year, Pledgor shall deliver to Secured Party an audited balance sheet, income statement, and statement of cash flow (with all auditor's notes) for Pledgor and Kokopelli.

     15. ATTORNEYS' FEES. In the event of any action or proceeding to compel compliance with, or for breach of, any of the terms and conditions of this Agreement, the prevailing party will be entitled to recover from the non-prevailing party the reasonable costs of such action or proceedings, including without limitation reasonable attorneys' fees, costs and disbursements.

     16. NOTICES. Except to the extent otherwise set forth herein, all notices, requests, demands, and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when personally delivered, or 3 days after deposit in the United States mails, first class postage prepaid, return receipt requested, or when sent by overnight express delivery with a signature required upon receipt, or 24 hours after being sent by facsimile with a confirmed copy, addressed as set forth below:

  If to Pledgor or Kokopelli:               If to Secured Party:

  7400 McDonald Suite 121                   1949 E. Camelback Suite 140
  Scottsdale, AZ 85250                      Phoenix, AZ 85061
  Attention:  President                     Attention: Beverly Goodman
  Fax: (480) 355-8149                       Fax: (480) 367-0540

  With a copy to:                           With a copy to:

  Blume Law Firm, P.C.                      Dillingham & Reynolds L.L.P.
  Attn: Gary R. Blume                       Attn: James W. Reynolds
  11801 North Tatum Blvd. Suite 124         5080 North 40th Street Suite 335
  Phoenix, Arizona 85028                    Phoenix, AZ 85018
  Fax: (602) 494-7313                       Fax: (602) 468-0442

     Any party may alter the address to which communications or copies are to be sent by giving notice to such other parties of change of address in conformity with the provisions of this paragraph for the giving of notice.

     The parties have signed this Membership Interest Pledge and Security Agreement as of the date first noted above.

                                        PLEDGOR:

                                        FRANCHISE CAPITAL CORPORATION, a Nevada
                                        Corporation


                                        By:___________________________________

                                        Name: ________________________________

                                        Its:___________________________________

                                        SECURED PARTY:

                                        AZTECA WRAP FOODS, L.L.C., an Arizona
                                        limited liability company


                                        By:___________________________________

                                        Name: ________________________________

                                        Its:___________________________________


                                        ACKNOWLEDGMENT OF, CONSENT AND AGREEMENT
                                        TO THE TERMS OF THIS AGREEMENT:

                                        KOKOPELLI FRANCHISE COMPANY, L.L.C., an
                                        Arizona limited liability company

                                        By Franchise Capital Corporation, its
                                        Manager

                                        By:___________________________________

                                        Name: ________________________________

                                        Its:___________________________________

STATE OF ARIZONA         )
                         ) ss.
County of Maricopa       )


     The foregoing instrument was acknowledged before me this ___ day of August, 2005, by __________________________ as _________________________ of Franchise
Capital Corporation, a Nevada corporation, on behalf of the corporation.

                                      ------------------------------------------
                                      Notary Public

My Commission Expires:

--------------------

STATE OF ARIZONA         )
                         ) ss.
County of Maricopa       )


     The foregoing instrument was acknowledged before me this ____ day of August, 2005, by _________________ as ______________________ of Azteca Wrap
Foods, L.L.C., an Arizona limited liability company, on behalf of the company.

                                      ------------------------------------------
                                      Notary Public
My Commission Expires:

---------------------

STATE OF ARIZONA         )
                         ) ss.
County of Maricopa       )


     The foregoing instrument was acknowledged before me this ___ day of August, 2005, by _________________________ as ___________________ of Franchise Capital
Corporation, a Nevada corporation acting in its capacity as manager of Kokopelli Franchise Company, L.L.C., an Arizona limited liability company, on behalf of the company.

                                      ------------------------------------------
                                      Notary Public
My Commission Expires:

---------------------